UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

On May 20, 2021, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into exchange agreements (each, an “Exchange Agreement”) with all of the holders (the “Holders”) of the Company’s Series B 8% Convertible Preferred Stock (“Series B Preferred Stock”), pursuant to which the Holders agreed to exchange all of the issued and outstanding shares of the Company’s Series B Preferred Stock for shares of the Company’s Series C 8% Convertible Preferred Stock (the “Series C Preferred Stock”), on a one for one basis (the “Exchange”). The Exchange will be effective on the date of filing of the Certificate of Designation (as defined in Item 5.03 below) with the Secretary of State of the State of Florida. As a result of the Exchange, all 9,215,059 issued and outstanding shares of the Company’s Series B Preferred Stock (the “Series B Shares”) will be exchanged for 9,215,059 shares of the Company’s newly designated Series C Preferred Stock (the “Series C Shares”), and all of the exchanged Series B Shares will be cancelled.

In connection with their entry into the Exchange Agreements, the Holders executed and delivered proxies to Darren Marks and Melvin Leiner, who are both officers and directors of the Company, granting each of them the power to vote all the Holder’s Series C Shares, and all other securities they hold of the Company, for a period of two years. As a result, Mr. Marks and Mr. Leiner control an aggregate of 16,523,631 votes, or 81.3% of the Company’s combined voting power.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The Series C Shares described in Item 1.01 above were offered and sold in reliance upon an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2021, the Company submitted a Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock (the “Certificate of Designation”) for filing with the Secretary of State of the State of Florida and is currently awaiting confirmation of such filing.

The preferences, rights and limitations of the Series C Preferred Stock are as follows:

Series C Preferred Stock

Designation and Amount. The number of shares constituting the Series C Preferred Stock shall be 10,000,000, with a stated value of $1.00 per share.

Ranking. The Series C Preferred Stock ranks senior and prior to all other classes or series of the Company’s preferred stock and common stock.

Dividends. Cumulative dividends accrue on each share of Series C Preferred Stock at the rate of 8% per annum of the stated value of $1.00 per share and are payable in common stock in arrears quarterly commencing three months from the date of issuance.

Liquidation. Upon a liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock are entitled to $1.00 per share, plus all accrued and unpaid dividends. No distribution may be made to holders of shares of capital stock ranking junior to the Series C Preferred Stock upon a liquidation until the holders of Series C Preferred Stock receive their liquidation preference. The holders of 66 2/3% of the then outstanding shares of Series C Preferred Stock, may elect to deem a merger, reorganization or consolidation of the Company, or other similar transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of in exchange for property, rights or securities distributed to holders thereof by the acquiring person, firm or other entity, or the sale of all or substantially all of the assets of the Company, as a liquidation.

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Voting. The holders of the Company’s Series C Preferred Stock vote together as a single class with the holders of the Company’s common stock, with each share entitling the holder to 1.5625 votes per share. The consent of the holders of at least 66 2/3% of the shares of Series C Preferred Stock is required for the amendment to any of the terms of the Series C Preferred Stock, to create any additional class of stock unless the stock ranks junior to the Series C Preferred Stock, to make any distribution or dividend on any securities ranking junior to the Series C Preferred Stock, or to merge or sell all or substantially all of the assets of the Company or acquire another business or effectuate any liquidation of the Company.

Conversion. The holder may, at any time after the 6-month anniversary of the issuance of the shares of Series C Preferred Stock, convert such shares into common stock at a conversion rate of $1.92 per share. In addition, the Company may, at any time after the issuance of the shares, convert any or all of the outstanding shares of Series C Preferred Stock at a conversion rate of $1.92 per share.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information contained in Item 1.01 and Item 5.03 above is incorporated herein by reference.

On May 20, 2021, the Holders of 9,215,059 Series B Shares, representing 100% of the Company’s issued and outstanding shares of Series B Preferred Stock, consented in writing to the designation of the Series C Preferred Stock and the filing of the Certificate of Designation with Secretary of State of the State of Florida.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock
10.1	Form of Exchange Agreement

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: May 24, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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